As filed with the Securities and Exchange Commission on November 23, 2010
1933 Act File No. 333-169177
1940 Act File No. 811-22467

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑	PRE-EFFECTIVE AMENDMENT NO. 3

☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑	AMENDMENT NO. 3

Kayne Anderson Midstream/Energy Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
717 Texas Avenue, Suite 3100
Houston, Texas 77002
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (713) 493-2020

David J. Shladovsky, Esq.
KA Fund Advisors, LLC
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:
David A. Hearth, Esq. Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000	John A. MacKinnon, Esq. Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York (212) 839-5300
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
     It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering	Aggregate	Registration
Being Registered	Registered(1)	Price Per Unit	Offering Price(1)	Fee
Common Stock, $0.001 par value per share	24,000,000	$25.00	$600,000,000	$42,780(2)

(1)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

(2)	$35,650 of this fee has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	November 23, 2010

           Shares

Common Stock
$25.00 per share

The Fund and Our Investment Objective.  Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund,” “we,” “us,” or “our”) is a newly-organized, non-diversified, closed-end management investment company. Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to our stockholders. There can be no assurance that the Fund will achieve its investment objective. We seek to provide our stockholders with a tax-efficient vehicle to invest in a portfolio of companies that own midstream and other energy assets. Capitalized terms, not otherwise defined herein, have the meanings ascribed to them in the Glossary of Key Terms on page ii of this prospectus.

Investment Strategies.  We seek to achieve our investment objective by investing at least 80% of our total assets in securities of companies in the Midstream/Energy Sector, consisting of: (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies.

Tax Matters.  We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC. As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders as dividends. See “Tax Matters.”

Investment Adviser.  We are managed by KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (together with KAFA, “Kayne Anderson”), a leading investor in MLPs. As of September 30, 2010, Kayne Anderson and its affiliates managed assets of approximately $9.9 billion, including $8.5 billion in the Midstream/Energy Sector (of which $5.8 billion was invested in MLPs and Midstream Companies). KAFA manages three other publicly traded investment companies: Kayne Anderson MLP Investment Company (NYSE: KYN); Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE); and Kayne Anderson Energy Development Company (NYSE: KED).

No Prior Trading History.  Because the Fund is newly organized, its shares of common stock have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investor risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.
(continued on the following page)

The Fund’s common stock has been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the trading or “ticker” symbol “KMF”.

Investing in the Fund’s common stock involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page 15 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total(1)

Public offering price	$25.000

Sales load(2)	$1.125

Proceeds, after expenses, to the Fund(3)	$23.875

(1)	The Fund has granted the underwriters an option to purchase up to an additional shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to the Fund will be approximately $ , $ and $ , respectively. See “Underwriting.”
(2)	KAFA, the adviser to the Fund, has agreed to pay from its own assets an upfront fee to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC. These fees are not reflected under sales load in the table above. See “Underwriting.”
(3)	Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $ , which represents $0.05 per share, which will reduce the “Proceeds, after expenses, to the Fund.” KAFA has agreed to pay all organizational expenses and the amount by which the aggregate of all our offering costs (other than sales load) exceeds $0.05 per share.

The underwriters expect to deliver the shares to purchasers on or about          , 2010.

UBS Investment Bank
BofA Merrill Lynch
Citi
Morgan Stanley
Wells Fargo Securities

Ameriprise Financial Services, Inc.	Baird	Barclays Capital	RBC Capital Markets	Stifel Nicolaus Weisel

J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott	Ladenburg Thalmann & Co. Inc.
Madison Williams and Company	Morgan Keegan & Company, Inc.	Wunderlich Securities

(continued from the previous page)

Distributions.  We intend to pay Distributions to our stockholders out of legally available funds. Our Distributions, if any, will be determined by our Board of Directors (the “Board”). We expect to declare our initial Distribution approximately 45-60 days following the completion of this offering and pay such initial Distribution no later than March 31, 2011. There is no assurance we will continue to pay regular Distributions or that we will do so at a particular rate. See “Distributions” and “Tax Matters.”

Leverage.  We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of debt and preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”). Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the Investment Company Act of 1940, as amended. There is no assurance that we will utilize financial leverage or, if financial leverage is utilized, that it will be successful in enhancing the level of our total return. We do not intend to use financial leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. We currently anticipate that we will be able to invest the net proceeds of this offering in accordance with our investment objective within three to six months after the completion of this offering, and we may thereafter use financial leverage. See “Use of Leverage—Effects of Leverage,” “Risk Factors—Risks Related to Our Business and Structure—Use of Leverage,” and “Description of Capital Stock.”

You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated          , 2010, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI (the table of contents of which is on page 65 of this prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling toll-free at (877) 657-3863, or by writing to the Fund at 717 Texas Avenue, Suite 3100, Houston, Texas 77002 or visiting the Fund’s website (www.kaynefunds.com). The information contained in, or accessed through, the Fund’s website is not part of this prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0112.

The Fund’s common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information appearing in this prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations and prospects may have changed since that date. We will advise investors of any material changes to the extent required by applicable law.

i

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this prospectus. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.

“MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs, Other MLPs and MLP Affiliates.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common stock. You should carefully read the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page 15, and our Statement of Additional Information. Except where the context suggests otherwise, the terms the “Fund,” “we,” “us,” and “our” refer to Kayne Anderson Midstream/Energy Fund, Inc.; and “KAFA” or the “Adviser” refers to KA Fund Advisors, LLC; “Kayne Anderson” refers to KAFA and its managing member, Kayne Anderson Capital Advisors, L.P., collectively. The shares of common stock offered pursuant to this prospectus are referred to herein as “common stock.” Unless otherwise defined herein, the Glossary of Key Terms on page ii herein provides the definitions of certain key terms used in this prospectus. Unless otherwise indicated, this prospectus assumes that the underwriters’ over-allotment option will not be exercised.

THE FUND

Kayne Anderson Midstream/Energy Fund, Inc. is a newly organized Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVE

Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to our stockholders. We seek to achieve that objective by investing at least 80% of our total assets in securities of companies in the Midstream/Energy Sector. We expect that the majority of our portfolio investments will be in securities of Midstream MLPs and Midstream Companies. There can be no assurance that we will achieve our investment objective. See “Investment Objective and Policies.”

OUR INVESTMENT ADVISER

KA Fund Advisors, LLC, or KAFA, is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of September 30, 2010, Kayne Anderson and its affiliates managed assets of approximately $9.9 billion, including $8.5 billion in the Midstream/Energy Sector (of which $5.8 billion was invested in MLPs and Midstream Companies). KAFA manages three other publicly traded investment companies: Kayne Anderson MLP Investment Company (NYSE: KYN); Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE); and Kayne Anderson Energy Development Company (NYSE: KED).

Kayne Anderson has invested in MLPs and Midstream Companies since 1998. We believe that Kayne Anderson has developed an understanding of the North American energy markets that enables it to identify and take advantage of attractive investment opportunities in the Midstream/Energy Sector. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

Pursuant to our investment management agreement, we have agreed to pay KAFA, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.25% of our average monthly total assets, computed and paid monthly. During the first year of our investment activities following the completion of this offering, KAFA has contractually agreed to waive or reimburse us for management fees in an amount equal on an annual basis to 0.25% of our average monthly total assets. See “Management—Investment Adviser.”

INVESTMENT POLICIES

Under normal market conditions:

➢	We will invest at least 80% of our total assets in securities of companies in the Midstream/Energy Sector.

➢	We will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common stocks, preferred stocks and convertible securities in MLPs, Midstream Companies and Other Energy Companies.

➢	We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.

➢	We will invest at least 50% of our total assets in securities of Midstream MLPs and Midstream Companies.

➢	We may invest up to but not more than 10% of our total assets in securities of Other MLPs.

➢	We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities of companies in the Midstream/Energy Sector. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 5% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

➢	We may invest up to but not more than 30% of our total assets in debt securities of Energy Companies. Up to but not more than 10% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in securities which are rated, at the time of investment, at least B− (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt investment.

➢	We may invest up to but not more than 15% of our total assets in any single issuer.

➢	We may utilize financial leverage, which may include bank debt and other forms of borrowings and which also may include the issuance of debt and preferred stock (each a “Leverage Instrument” and collectively, “Leverage Instruments”) and expect to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act. See “Use of Financial Leverage,” below.

The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of companies in the Midstream/Energy Sector, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

USE OF FINANCIAL LEVERAGE

As noted above, we generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act. We may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that we would incur as a result of leverage, market conditions and available investment opportunities. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage Instruments will have seniority over our common stock. We do not intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with our investment objectives. See “Use of Leverage.”

Because our Adviser’s management fee is based upon a percentage of our total assets, our Adviser’s fee will be higher if we employ leverage. Therefore, our Adviser will have a financial incentive to use leverage, which may create a conflict of interest between our Adviser and our common stockholders.

There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors—Risks Related to Our Business and Structure—Use of Leverage.”

DERIVATIVES AND OTHER STRATEGIES

We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships and Canadian Income Trusts.

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

CHARACTERISTICS OF THE MIDSTREAM SECTOR

For the reasons discussed below, we believe that the returns for securities issued by companies in the Midstream Sector have the potential to be more attractive on a risk-adjusted basis than investments in other industries.

➢	Stable cash flows. Our investments will be focused on companies that have relatively stable cash flows. In particular, we believe that a substantial portion of the revenues generated by Midstream MLPs and Midstream Companies are derived from customer contracts that are fee-based and have limited commodity price risk. Additionally, the fees or tariffs that many Midstream MLPs and Midstream Companies charge their customers are often regulated at the federal or state level, and are often subject to escalation based on the rate of inflation.

➢	MLPs have a track record of distribution stability and distribution growth. As of October 21, 2010, MLPs provided an average annual yield of 6.7%. This yield was calculated based on the simple arithmetic average of the individual yields of 54 MLPs as of such date (the “Select MLP group”). Additionally, from January 1, 2002 through June 30, 2010, the distributions for the Select MLP group increased at an average annual rate of approximately 9%.

➢	High barriers to entry. Due to the high cost of construction and the extensive time required to obtain all the necessary environmental and regulatory approvals to construct new Midstream Assets, the barriers to enter the Midstream Sector are high. As a result, an existing network of Midstream Assets may be difficult to replicate. These barriers to entry create a competitive advantage for existing Midstream MLPs and Midstream Companies with significant operations.

➢	Strategically important assets with market opportunity for growth. Midstream MLPs and Midstream Companies operate Energy Assets that are necessary for providing consumers access to energy-related products. The long-lived assets these companies operate help transport energy from its point of production to its end user. Additionally, shifts in domestic supply locations have created the need for additional Midstream Assets. We believe the Midstream MLPs and Midstream Companies are well positioned to build these necessary assets at attractive rates of return. See “Market Opportunity” for a more complete discussion on this topic.

The Select MLP group represents the 54 MLPs that we consider to be potential investment candidates. This list is subject to change; we continuously monitor for potential investment candidates. Historical performance is not a guarantee of future results.

COMPETITIVE STRENGTHS

We believe Kayne Anderson is particularly qualified and positioned to identify attractive investments in the Midstream/Energy Sector due to the following:

➢	Market knowledge, industry relationships and sourcing network. Because of the history, market presence and long-term relationships that Kayne Anderson’s senior professionals have developed with management teams in the Midstream/Energy sector, we believe that we will have access to investment opportunities in our target markets. Additionally, we believe that Kayne Anderson’s market knowledge, experience and industry relationships will enable it to recognize long-term trends in the Midstream/Energy sector and to identify differences in value among individual investment opportunities. We believe our Adviser can capitalize on opportunities to source investments that may not be readily available to other investors.

➢	Technical expertise. Kayne Anderson’s investment team includes individuals with extensive technical, industry and reserve engineering expertise, further distinguishing Kayne Anderson from other investors by enabling it to assess the underlying asset quality and business fundamentals of its investments in the Midstream/Energy Sector. We believe this expertise will enable our Adviser to identify investments that offer superior potential for income and capital appreciation.

➢	Transaction structuring expertise. We believe our Adviser has extensive experience identifying and structuring investments. This experience, combined with Kayne Anderson’s ability to engage in regular dialogue with industry participants and other large holders of energy securities to better understand the capital needs of prospective portfolio companies, gives it an advantage in structuring transactions that are mutually attractive to us and such portfolio company. Additionally, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector.

Further, we believe Kayne Anderson is particularly qualified to manage the Fund given its track record of managing three other closed-end funds: KYN, KYE and KED.

MARKET OPPORTUNITY

As a result of rapid technological advances in the methods for extracting oil and natural gas, we believe that substantial amounts of new Midstream Assets will need to be built in the United States and Canada. We also believe that these trends are supportive for the future growth of the Midstream Sector, providing a broad range of attractive investment opportunities for the Fund.

Over the last decade, technological advances in exploring for and producing oil and natural gas have resulted in a substantial increase in both reserves and production. The new technology includes a combination of advances in exploration, drilling and completion techniques that allow development of new and previously uneconomic oil and natural gas reservoirs. Because these reserves are produced from reservoirs that were not economic under conventional extraction methods, these reserves are known as “unconventional reserves.” Examples of these unconventional reserves in the United States include the Barnett Shale, Haynesville Shale, Woodford Shale, Fayetteville Shale, Eagle Ford Shale, Marcellus Shale and Bakken Shale.

Unconventional reserves are expected to play an increasing role in supplying the future needs for natural gas in the United States. The Energy Information Administration (the “EIA”) expects that in 2035, natural gas produced from shale reserves will provide almost 25% of the natural gas consumed in the United States, up from 6% in 2008. We believe that domestic exploration and production companies will more than double capital spending on unconventional reserves in coming years, which will help facilitate the expected growth in natural gas production.

Largely as a result of the increase in unconventional reserves, there has been a significant increase in the total proven supply of natural gas in the United States. From 2003 to 2008, the EIA’s estimate of natural gas reserves rose by almost 30%. In addition to being a plentiful resource, we believe that natural gas provides a step towards energy independence, as domestic natural gas production is equal to approximately 90% of domestic consumption. Adding to the importance of natural gas is its potential to reduce the environmental impact of burning fossil fuels. Natural gas is the cleanest of all the fossil fuels, with carbon dioxide emissions far lower than that of coal and oil. Natural gas emits fewer overall pollutants than other fossil fuels, and an increased reliance on natural gas in lieu of consuming other fossil fuels can potentially reduce total emission of those pollutants.

Technological advances have also impacted expected domestic production of oil. North Dakota, Montana, and Saskatchewan (Canada) have recently seen growth in the production of oil from the Bakken Shale. Further growth will require additional infrastructure in the region. The Bakken Shale is estimated by the U.S. Geological Survey (“USGS”) to hold up to 4 billion barrels of recoverable oil. This estimate is a 25-fold increase from the USGS’s 1995 estimate. Technological improvements have also accelerated the development of Canadian oil sands. Due to the growth of production from the Canadian oil sands, Canada has become the largest exporter of oil to the United States. It is expected that the Canadian oil sands will generate substantial additional infrastructure needs, as the Canadian oil sands may represent as much as 1.7 trillion barrels, which would make it the world’s largest oil deposit.

The increased importance of unconventional reserves creates a unique market opportunity for the Midstream Sector, providing a need for substantial energy infrastructure capital expenditures in coming years. A natural gas market study commissioned in 2009 by the Interstate Natural Gas Association of America Foundation noted that to accommodate the geographical shift of natural gas production from mature basins to relatively new areas, it expects that the United States and Canada will require 28,900 to 61,900 miles of new natural gas pipeline and $133-$210 billion of new natural gas Midstream Assets by 2030. While a substantial portion of such investment will be made by Midstream MLPs, a portion of such investment also will be made by Midstream Companies, some of which will eventually be contributed to or purchased by the Midstream MLPs after such projects are complete. We believe that these trends support future growth of the Midstream Sector and will provide attractive investment opportunities for the Fund.

THE OFFERING

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. You must purchase at least 100 shares of common stock ($2,500) in order to participate in this offering.

Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

New York Stock Exchange symbol	Shares of our common stock have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “KMF”.

Use of proceeds	The net proceeds of the offering of common stock will be approximately $ ($ if the underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses of $ and the deduction of the underwriting discount. We currently anticipate that we will be able to invest substantially all the net proceeds in securities that meet our investment objective and policies within three to six months after the completion of this offering, and we may thereafter use financial leverage. It may take up to six months to invest the proceeds of this offering for several reasons, including (i) the trading market for MLPs, Midstream Companies and Other Energy Companies and the trading volume of securities for such companies; (ii) the lack of availability of suitable investments; and (iii) delays in completing direct investments in MLPs, Midstream Companies and Other Energy Companies.

Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The delay in anticipated use of proceeds could lower the return on our common stock in the first year of investment operations and reduce the amount of cash available to make distributions. See “Use of Proceeds.”

Distributions	Commencing with our initial Distribution, we intend to make regular Distributions of cash to our common stockholders. Such Distributions will be authorized by our Board of Directors and declared by us out of funds legally available therefor. We expect to declare our initial Distribution approximately 45-60 days following completion of this offering and pay such initial Distribution no later than March 31, 2011.

There is no assurance we will continue to pay regular Distributions or that we will do so at a particular rate.

We expect that only a portion of the cash payments we receive from our investments will constitute investment company taxable income. The balance will be return of capital from such investments. We cannot predict with respect to a given quarter how much of our investment company taxable income will be included in the Distribution we make for that quarter. However, we intend to pay to common stockholders on an annual basis at least 90% of our investment company taxable income. Distributions may also include cash received as return of capital from our portfolio investments or return of our investors’ capital.

Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require us to provide a written statement accompanying payment from any source other than our income that adequately discloses the source or sources of such payment. Thus, if our capital was the source of a Distribution, and the payment amounted to a return of capital, we would be required to provide written notice to that effect. Nevertheless, stockholders who periodically receive Distributions from us may be under the impression that such payments are made from our income, when, in fact, they are not. The amount of our Distribution that constitutes a return of capital represents a return of a stockholder’s original investment in our shares. Accordingly, stockholders should carefully read any written disclosure accompanying a Distribution and should not assume that the source of payment is our income.

Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital represented by such cash. To permit us to maintain a more stable Distribution, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future Distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value. See “Distributions.”

Federal income tax status	We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for Distribution. If, in any year, we fail to qualify as a RIC under the applicable tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment. See “Tax Matters.”

Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in equity or debt securities of qualified Master Limited Partnerships. For a more complete discussion of our portfolio composition, see “Investment Objective and Policies.”

Stockholder tax features	Excluding the impact of any realized gains or realized losses, we expect that a portion of our Distributions to our common stockholders may constitute a non-taxable return of capital Distribution. If we distribute investment company taxable income from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such Distributions will generally be taxable to stockholders in the current period as ordinary income for federal income tax purposes. If such Distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess Distributions will constitute a non-taxable return of capital to the extent of a common stockholder’s basis in our common stock and will result in a reduction of such basis. To the extent such excess exceeds a common stockholder’s basis in our common stock, such excess will be taxed as capital gain. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common stock, our common stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by our common stockholder and our common stockholder’s federal income tax basis in our common stock sold, as adjusted to reflect return of capital. We may also make distributions of net capital gains in the form of capital gain dividends, which generally will be taxable to shareholders as long-term capital gain for federal income tax purposes. See “Tax Matters.”

Risk considerations	Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Therefore, before investing in our common stock you should consider carefully the risks set forth in “Risk Factors” on page 15. We are designed primarily as a long-term investment vehicle, and our common stock is not an appropriate investment for a short-term trading strategy. An investment in our common stock should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

Tax risks	In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, the risk that MLPs in which we invest will be classified as corporations rather than as partnerships for federal income tax purposes (which may reduce our return and negatively affect the net asset value of our common stock) and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect us or the MLPs and other portfolio companies in which we invest. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

See “Risk Factors—Tax Risks” for more information on these risks.

Distribution reinvestment plan	We have adopted a distribution reinvestment plan for our common stockholders. Our plan, which will become effective upon the closing of this offering, is an “opt out” distribution reinvestment plan. As a result, if we declare a Distribution, then our common stockholders’ cash Distributions will be automatically reinvested in additional shares of our common stock, unless they specifically elect to receive cash. Common stockholders who receive Distributions in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their Distribution in cash. See “Distribution Reinvestment Plan.”

Trading at a discount	The shares of common stock of closed-end investment companies frequently trade at prices lower than their net asset value. We cannot assure you that our common stock will trade at a price higher than or equal to our net asset value. Also, our net asset value will be reduced immediately following this offering by the underwriting discount and our offering costs. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our common stock’s net asset value may decline. In addition to net asset value, the market price of our common stock may be affected by such factors as the Distributions we make, which are in turn affected by expenses, the stability of our Distributions, liquidity and market supply and demand. See “Risk Factors,” “Description of Capital Stock” and “Our Structure; Common Stock Repurchases and Change In Our Structure.” Our common stock is designed primarily for long-term investors and you should not purchase our common stock if you intend to sell it shortly after purchase.

Custodian	JPMorgan Chase Bank, N.A. will act as custodian of our securities and other assets. See “Administrator, Custodian and Fund Accountant.”

Transfer Agent and Dividend- Paying Agent	American Stock Transfer & Trust Agent Company will act as our transfer agent and dividend-paying agent. See “Transfer Agent and Dividend-Paying Agent.”

Administrator and Fund Accountant	Ultimus Fund Solutions, LLC will provide us with certain administrative services and will act as our fund accountant. See “Administrator, Custodian and Fund Accountant.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

➢	our operating results;

➢	our business prospects;

➢	our expected investments and the impact of investments that we expect to make;

➢	our contractual arrangements and relationships with third parties;

➢	the dependence of our future success on the general economy and its impact on the industries in which we invest;

➢	the ability of the MLPs, Midstream Companies and Other Energy Companies in which we invest to achieve their objectives;

➢	our use of financial leverage and expected financings;

➢	our tax status;

➢	the tax status of the MLPs in which we intend to invest;

➢	the adequacy of our cash resources and working capital; and

➢	the timing and amount of distributions, dividends and interest income from the MLPs, Midstream Companies and Other Energy Companies in which we intend to invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

FEES AND EXPENSES

The following table and example contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table below assumes the use of Leverage Instruments in an amount equal to 30% of our total assets and shows our expenses as a percentage of net assets attributable to our common stock. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary from actual results.

Stockholder Transaction Expenses:
Sales Load Paid (as a percentage of offering price)(1)	4.50%
Offering Expenses (as a percentage of offering price)(2)	0.20%
Distribution Reinvestment Plan Fees(3)	None

Total Stockholder Transaction Expenses (as a percentage of offering price)	4.70%

Percentage of Net Assets Attributable to Common Stock
(Assumes Leverage Instruments are Used)(4)

Annual expenses:
Management fees(5)	1.79%
Leverage costs(6)	1.53%
Other expenses(7)	0.28%

Total annual expenses	3.60%
Less management fee reimbursement (year 1)(8)	(0.36)%

Net annual expenses	3.24%

(1)	For a description of the sales load and of other compensation paid to the underwriters by the Fund, see “Underwriting.”

(2)	We will pay offering expenses of up to $0.05 per share, estimated to total $ . Our Adviser has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (other than the sales load) exceeds $0.05 per share.

(3)	The expenses of administering our distribution reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders (the “Plan Administrator”), to sell your common stock held in a distribution reinvestment account. See “Distribution Reinvestment Plan.”

(4)	The table presented in this footnote estimates what our annual expenses would be as percentages of our net assets attributable to our common stock. This table below assumes we issue the same number of shares of common stock, but unlike the table above, assumes that no Leverage Instruments are used by us. This will be the case, for instance, during the period when we are investing the proceeds of this offering (prior to our expected use of Leverage Instruments). In accordance with these assumptions, our expenses are estimated to be as follows:

Percentage of Net Assets Attributable to Common Stock
(Assumes no Leverage Instruments are Used)

Annual expenses:
Management fees(5)	1.25%
Other expenses(7)	0.28%

Total annual expenses	1.53%
Less management fee reimbursement (year 1)(8)	(0.25)%

Net annual expenses	1.28%

(5)	Pursuant to the terms of the investment management agreement between us and our Adviser, the management fee is calculated at an annual rate of 1.25% of our average monthly total assets. Management fees in the table above are calculated as a percentage of net assets attributable to common stock, which results in a higher percentage than the percentage attributable to average monthly total assets. See “Management—Investment Management Agreement.”

(6)	If we use Leverage Instruments, the annual cost of leverage is estimated to be 3.56% of such leverage. The estimated annual cost is comprised of a weighted average interest and dividend rate of 3.39% and offering costs of 0.17% (offering costs are amortized over an estimated weighted average term of 7.4 years). Leverage Costs in the table reflect leverage in an amount equal to 30% of our total assets and assume we issue 24 million shares of our common stock. Leverage Costs, expressed as a percentage of our net assets, will be borne by our common stockholders and result in a reduction of the net asset value of our common stock.

(7)	Other Expenses in the table include costs incurred in connection with our operations including payments to our administrator, custodian, fund accountant, transfer agent and our independent public accounting firm. The estimate of Other Expenses assumes that we issue 24 million shares of our common stock. If we issue less than 24 million shares of our common stock, the percentage attributable to Other Expenses will be higher.

(8)	Our Adviser has contractually agreed to waive or reimburse us for management fees in an amount equal on an annual basis to 0.25% of our average monthly total assets for the first 12 months following this offering. Management fees and waivers are expressed as a percentage of net assets in the table.

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. As of the date of this prospectus, we have not commenced investment operations. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we issue $      in common stock. If we issue fewer common shares, all things being equal, certain of these percentages would increase. For additional information with respect to our expenses, see “Management” and “Distribution Reinvestment Plan.”

Example

The following example illustrates the expenses (including the sales load, estimated offering expenses, and the estimated offering costs of issuing Leverage Instruments) that common stockholders would pay on a $1,000 investment in our common stock, assuming Total Annual Expenses are as stated in the Annual Expenses table above for the entire period. The following example assumes that all Distributions are reinvested at net asset value and assumes an annual rate of return of 5% on our portfolio securities.

	1 Year(1)	3 Years	5 Years	10 Years

Expenses	$82	$150	$224	$433

(1)	Year 1 includes approximately $49 attributable to the sales load paid and estimated offering expenses.

THE EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Total Annual Expenses” set forth in the Annual Expenses table are accurate and that all Distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF LEVERAGE, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

We are a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. We were formed as a Maryland corporation on August 26, 2010. Our fiscal year ends on November 30. As a newly organized entity, we have no operating history. Our common stock has been approved for listing on the NYSE under the symbol “KMF”. Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (713) 493-2020.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $        ($        if the underwriters exercise the over-allotment option in full) after payment of the offering costs of $        and the deduction of the underwriting discount. Our net asset value will be reduced immediately following the offering by the amount of the underwriting discount and offering expenses paid by us.

We will invest the net proceeds of the offering in accordance with our investment objective and policies as stated in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds in accordance with our investment objective and policies within three to six months after the completion of this offering. It may take us up to six months to invest the proceeds of this offering for several reasons, including the (i) trading market for MLPs, Midstream Companies and Other Energy Companies and trading volume of the securities for such companies, (ii) lack of availability of suitable investments and (iii) delays in completing direct investments in MLPs Midstream Companies and Other Energy Companies (i.e., we purchase restricted securities from such companies). Further, we believe it is in the best interest of our stockholders to invest the proceeds in a manner that does not cause security prices to increase abnormally as result of such purchases. That strategy may increase the amount of time it takes to invest the net proceeds from this offering.

Pending the use of proceeds, as described above, we anticipate either investing the proceeds in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The delay in anticipated use of proceeds could lower the return on our common stock in the first year of our investment operations and reduce the amount of cash available to make Distributions.

RISK FACTORS

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby.

GENERAL

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding whether to purchase our common stock. For additional information about the risks associated with investing in our common stock, see “Investment Objective and Policies” herein and “Investment Objective” and “Investment Policies” in our SAI.

NO OPERATING OR TRADING HISTORY

We are a newly-organized, non-diversified, closed-end management investment company and have no operating or public trading history. Being a newly-organized company, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

RISKS RELATED TO OUR INVESTMENTS AND INVESTMENT TECHNIQUES

INVESTMENT AND MARKET RISK

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which we invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your investment in our common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our Distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

MIDSTREAM/ENERGY SECTOR RISK

Certain risks inherent in investing in Energy Companies include the following:

Supply and Demand Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Companies. Energy Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk.  Energy reserves naturally deplete as they are produced over time. Many Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy

Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks.  Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk.  Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of Energy Companies.

Commodity Pricing Risk.  The operations and financial performance of Energy Companies may be directly affected by energy commodity prices, especially those Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Energy Companies.

Acquisition Risk.  The ability of Energy Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions In the event that Energy Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk.  Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk.  The operations of Energy Companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition. We expect that insurance premiums to operate certain Energy Assets will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Energy Companies and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy Assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that Energy Assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Weather Risk.  Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Energy Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely effect the financial performance of Energy Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Energy Companies and could adversely affect such companies’ financial condition.

MLP Risks.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

DELAY IN USE OF PROCEEDS

Although we intend to invest the proceeds of this offering in accordance with our investment objective within three to six months after the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time, if we are unable to secure firm commitments for direct investments, if market conditions and trading volumes of the securities of Midstream/Energy Companies in which we intend to invest are not favorable at the time, or for other reasons. Pending such investment, the proceeds of the offering may temporarily be invested in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds.”

CASH FLOW RISK

A substantial portion of the cash flow received by us is derived from our investment in equity securities of Energy Companies. The amount of cash that any such company has available to pay its equity holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an Energy Company has available to pay distributions/dividends include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. Further, covenants in debt instruments issued by Energy Companies in which we intend to invest may restrict distributions/dividends to equity holders or, in certain circumstances, may not allow distributions/dividends to be made to equity holders.

INTEREST RATE RISK

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields for equity securities of MLPs and certain Midstream Companies are susceptible in the short-term to fluctuations in interest rates and the prices of such equity securities may decline when interest rates rise. This is also true for the debt investments in Energy Companies that the Fund anticipates making. Our investment in such securities means that the net asset value and market price of our common stock may decline if interest rates rise because we will principally invest in income producing securities (i.e., dividend paying equity securities and fixed income investments). Further, rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

CAPITAL MARKETS RISK

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. Due to these factors, Energy Companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, Energy Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

TAX RISKS

Tax Risk of MLPs.  Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions we receive from the equity securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Tax Law Change Risk.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of Distributions received by our common stockholders.

EQUITY SECURITIES RISK

Equity securities for Energy Companies may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities for Energy Companies prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and certain Other Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature.

Certain of the Energy Companies in which we invest have comparatively smaller capitalizations than other companies. Investing in the securities of smaller Energy Companies presents some unique investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

DEBT SECURITIES RISKS

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, and, depending on their quality, other special risks.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investor Services, Inc. from B− to BB+ by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies.”

Prepayment Risk.  Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

RISKS ASSOCIATED WITH AN INVESTMENT IN INITIAL PUBLIC OFFERINGS (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. We may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

PRIVATELY HELD COMPANY RISK

Investing in privately held companies involves risk.  For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under—“Liquidity Risk” below.

LIQUIDITY RISK

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in MLPs. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and us. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

INTEREST RATE HEDGING RISK

We may in the future hedge against interest rate risk resulting from our Leverage Instruments. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our interest rate risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, our use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of our common stock. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

CONCENTRATION RISK

Our investments will be concentrated in the Midstream/Energy Sector. The focus of our portfolio on a specific industry or industries within the Midstream/Energy Sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the Midstream/Energy Sector would have a larger impact on us than on an investment company that does not concentrate solely in the Midstream/Energy Sector. At times the performance of securities of companies in the Midstream/Energy Sector will lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and Distributions that we pay declines.

PORTFOLIO TURNOVER RISK

We anticipate that our annual portfolio turnover rate will range between 40%-60%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies—Investment Practices—Portfolio Turnover.”

DERIVATIVES RISK

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into various interest rate transactions such as swaps or credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We may write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to us.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce our net earnings.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

SHORT SALES RISK

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

USE OF LEVERAGE

Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of such Leverage Instruments, the use of leverage could cause our net asset value to decline. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional Leverage Instruments by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for Distributions on our common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay Distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of Leverage Instruments.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to our Adviser may be higher than if we did not use leverage.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any debt (“Indebtedness”) are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Indebtedness. In addition, we may not be permitted to pay Distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Indebtedness have been paid, or set aside for payment.

In an event of default under any Leverage Instruments, the lenders or preferred stockholders have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or preferred stockholders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage may subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay Distributions on common stock in certain instances. In addition, we may be subject to certain negative covenants relating to transaction with affiliates, mergers and consolidation, among others. Our Adviser does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

To the extent we use Leverage Instruments, the Indebtedness that we anticipate issuing will have maturity dates ranging from 1-10 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5-10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Indebtedness (which will increase the interest rate on such Indebtedness and give the holders of such Indebtedness certain rights) and will trigger a higher dividend rate on the preferred stock.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock.”

TAX RISKS

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

We cannot assure you what percentage of the Distributions paid on our common stock, if any, will be treated as qualified dividend income, long-term capital gain or return of capital or what the tax rates on various types of income or gain will be in future years. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2010.

Failure to Qualify as a Regulated Investment Company.  To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income”

(which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest, if any, to our stockholders on an annual basis. Any Leverage Instruments we issue in the future would subject us to certain asset coverage ratio requirements under the 1940 Act as an investment company, and we may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to income tax as an ordinary corporation.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

To qualify as a RIC, we must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. We may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate income from our direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, we cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If, in any year, we fail to qualify as a RIC for any reason, we would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our Distributions. Such a failure would have a material adverse effect on us and our stockholders. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before requalifying as a RIC that is accorded special treatment. In such case, Distributions to our common stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders, and (ii) for the dividends-received deduction in the case of corporate stockholders, provided certain holding period requirements were satisfied.

Deferred Tax Risks of Investing in our Common Stock.  A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our Distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax Distributions to our common stockholders. See “Tax Matters.”

Tax Law Change Risk.  Under current law, qualified dividend income received by individual stockholders is taxed at the maximum federal tax rate of 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the maximum 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.

MANAGEMENT RISK; DEPENDENCE ON KEY PERSONNEL OF KAYNE ANDERSON

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the Midstream/Energy Sector. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management—Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

CONFLICTS OF INTEREST OF KAYNE ANDERSON

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with companies in the Midstream/Energy Sector. Additionally, to the extent that Kayne Anderson sources and structures private investments in companies in the Midstream/Energy Sector, certain employees of Kayne Anderson may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

KAFA also manages Kayne Anderson MLP Investment Company, a closed end investment company listed on the NYSE under the ticker “KYN,” Kayne Anderson Energy Total Return Fund, Inc., a closed end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a business development company listed on the NYSE under the ticker “KED,” and KA First Reserve, LLC, a private investment fund with approximately $154 million in total assets as of September 30, 2010, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Companies. Further, KAFA may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

RISK OF OWNING SECURITIES OF AFFILIATES

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities or any of Kayne Anderson’s employees serves as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of MLPs in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of limited partnership interests of MLPs we hold as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over such MLP. We believe this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

COMPETITION RISK

There are a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of companies in the Midstream/Energy Sector.

VALUATION RISK

Market prices may not be readily available any restricted or unregistered investments in public companies or investments in private companies made by the Fund. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

ANTI-TAKEOVER PROVISIONS

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors, without stockholder approval, to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock and to amend our Charter to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

MARKET PRICE DISCOUNT FROM NET ASSET VALUE RISK

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their common stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the common stock will not depend upon the Fund’s net asset value but upon whether the market price of the common stock at the time of sale is above or below the investor’s purchase price for the common stock. Because the market price of the common stock will be determined by factors such as relative supply of and demand for the common stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s common stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

DISTRIBUTIONS

Commencing with our initial Distribution, we intend to make regular Distributions to our common stockholders. Such Distributions, if any, will be determined by our Board of Directors and declared by us out of funds legally available therefor. We expect to declare our initial Distribution approximately 45-60 days following completion of this offering and pay such initial Distribution no later than March 31, 2011. There is no assurance that we will continue to pay regular Distributions or that we will do so at a particular rate.

We intend to be treated as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute during each taxable year at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the Distributions we receive from our investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While we anticipate that we would distribute some or all of such return of capital, we are not required to do so in order to maintain our RIC status. We cannot predict with respect to a given quarter how much of our investment company taxable income will be included in the Distribution we make for that quarter. However, we intend to pay to common stockholders on an annual basis at least 90% of our investment company taxable income. Distributions may also include cash received as return of capital from our portfolio investments or return of our investors’ capital. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits.

In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of our capital losses for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. We currently intend to make sufficient Distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such Distributions, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed Distribution. The consequences of our retention of net capital gains are as described under “Tax Matters.”

Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital represented by such cash. To permit us to maintain a more stable quarterly Distribution, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future Distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value.

The 1940 Act generally limits our long-term capital gain distributions to one per year, except for certain permitted distributions related to our qualification as a RIC. This limitation does not apply to that portion of our Distributions that is not characterized as long-term capital gain. Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our Distribution policy with respect to our common stock calls for periodic (e.g., quarterly) Distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Unless you elect to receive your common stock Distributions in cash, they will automatically be reinvested into additional common stock pursuant to our distribution reinvestment plan. Distributions will be treated the same for federal income tax purposes whether paid in cash or reinvested into additional common stock. See “Distribution Reinvestment Plan.”

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan (the “DRIP”), which will become effective upon the closing of this offering, that provides that unless you elect to receive your Distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your Distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash Distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the DRIP, the number of shares of common stock you will receive will be determined as follows:

(1)  The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the Distribution payment date.

(2)  Our Board of Directors may, in its sole discretion, instruct us to purchase shares of our common stock in the open market in connection with the implementation of the DRIP as follows: If our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the Distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation, or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the Distribution had been paid entirely in common stock issued by us.

You may withdraw from the DRIP at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the DRIP is terminated, you will receive a certificate for each whole share in your account under the DRIP and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator will maintain all common stockholders’ accounts in the DRIP and will give written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the DRIP.

There is no brokerage charge for reinvestment of your Distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting Distributions does not mean that you do not have to pay income taxes due upon receiving Distributions, even though you have not received any cash with which to pay the resulting tax. See “Tax Matters.”

If you hold your common stock with a brokerage firm that does not participate in the DRIP, you will not be able to participate in the DRIP and any Distribution reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Plan Administrator’s fees under the DRIP will be borne by us. There is no direct service charge to participants in the DRIP; however, we reserve the right to amend or terminate the DRIP, including amending the DRIP to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the DRIP, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the DRIP may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to provide a high level of total return with an emphasis on making quarterly Distributions to our stockholders. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

We intend to achieve that objective by investing at least 80% of our total assets in securities of companies in the Midstream/Energy Sector. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. Under normal market conditions:

➢	We will invest at least 80% of our total assets in securities of companies in the Midstream/Energy Sector.

➢	We will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common stocks, preferred stocks and convertible securities in MLPs, Midstream Companies and Other Energy Companies.

➢	We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.

➢	We will invest at least 50% of our total assets in securities of Midstream MLPs and Midstream Companies.

➢	We may invest up to but not more than 10% of our total assets in securities of Other MLPs.

➢	We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities of companies in the Midstream/Energy Sector. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 5% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

➢	We may invest up to but not more than 30% of our total assets in debt securities of Energy Companies. Up to but not more than 10% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in securities which are rated, at the time of investment, at least B− (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt investment.

➢	We may invest up to but not more than 15% of our total assets in any single issuer.

➢	We generally will seek to enhance our total returns through the use of Leverage Instruments. Our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act. See “Use of Leverage,” below.

The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of companies in the Midstream/Energy Sector, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

DESCRIPTION OF MIDSTREAM ASSETS

Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream Assets include those used in transporting, storing, gathering, treating, processing, distributing or marketing of natural gas, natural gas liquids, oil or refined products.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Similarly, Midstream Assets transport crude oil by pipeline and truck from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission or a similar state agency.

DESCRIPTION OF MLPs

Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master Limited Partnerships organized as limited partnerships generally have two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the Master Limited Partnership.

Master Limited Partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such Master Limited Partnership.

The Master Limited Partnerships in which we invest are currently classified by us as Midstream MLP and Other MLPs. As described below, we further sub-categorized into the following groups:

➢	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs includes MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also includes (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

➢	Other MLPs own and operate Energy Assets but are not categorized as Midstream MLPs. Other MLPs can be classified into one of the following groups:

-	Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

-	Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

-	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

-	Master Limited Partnerships engaged in owning energy assets or providing energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as a partnership.

DESCRIPTION OF MIDSTREAM COMPANIES

Midstream Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified energy companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.

DESCRIPTION OF ENERGY COMPANIES

Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets. These companies operate Energy Assets including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Companies can be broadly divided into five groups:

Upstream:	Companies engaged in the exploring, developing and producing of natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in the transporting, gathering, processing, storing and delivery of natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in the refining, marketing and distributing of crude oil and refined products to end customers.

Power:	Companies engaged in the generating, transmission and distribution of electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this prospectus, Other Energy Companies include all of the companies mentioned above except MLPs and Midstream Companies.

OUR PORTFOLIO

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of Midstream MLPs, including common units, preferred units, subordinated units and general partner interests, (ii) equity securities of Midstream Companies, (iii) equity securities of Other MLPs, (iv) equity securities of Other Energy Companies and (iv) debt securities of Energy Companies (including Midstream MLPs and Midstream Companies). We expect that the focus of our portfolio investments will be in securities of Midstream MLPs and Midstream Companies. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

INVESTMENT PRACTICES

Covered Calls.  We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps.  We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies.  We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships and Canadian Income Trusts.

Other Risk Management Strategies.  To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Portfolio Turnover.  We anticipate that our annual portfolio turnover rate will range between 40%-60%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the use of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to extent permitted by the 1940 Act. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. We anticipate any indebtedness being in the form of bank debt, other forms of borrowings and/or senior notes (“Indebtedness”). We anticipate that any preferred stock that we issue will be in the form of mandatory redeemable preferred stock, but we may issue other forms for preferred stock if the terms of such preferred stock are more attractive. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or may result in fluctuations in the Distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.

The fees paid to our Adviser will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to our Adviser may be higher than if we did not use a leveraged capital structure. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Risks Related to Our Business and Structure—Use of Leverage.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to engage in Indebtedness. In this regard, we may obtain proceeds through Indebtedness and may secure any such Indebtedness by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Indebtedness, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a revolving credit facility. Any such requirements will increase the cost of borrowing over the stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness (or Indebtedness), must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Indebtedness will be senior to those of our common stockholders, and the terms of any such Indebtedness may contain provisions which limit certain of our activities, including the payment of Distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be.

Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments may subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay Distributions on common stock in certain circumstances. In addition, we may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede our Adviser from managing our portfolio in accordance with our investment objective and policies.

In an event of default under any Borrowing, the lenders also have the right to cause a liquidation of collateral (i.e., sell securities in our portfolio and our other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or distribution on our common stock unless, at the time of such declaration, our preferred stock plus senior securities representing indebtedness has an asset coverage of at least 200%. We intend, to the extent possible to maintain asset coverage on such preferred stock plus senior securities representing indebtedness of at least 200%. If necessary, we will purchase or redeem any of our preferred stock or senior securities representing indebtedness to maintain an asset coverage ratio of at least 200%. The terms of any preferred stock may include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit Distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of preferred stock as a class. Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event that we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent we use Leverage Instruments, the Indebtedness that we anticipate issuing will have maturity dates ranging from 1-10 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5-10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Indebtedness (which will increase the interest rate on such Indebtedness and give the holders of such Indebtedness certain rights) and will trigger a higher dividend rate on the preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of Distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. Further, the assumed investment portfolio total returns are after (net of) all of our expenses other than expenses associated with leverage); but such leverage expenses are deducted when determining the common stock total return. See “Risk Factors.”

The table further reflects the issuance of Leverage Instruments representing 30% of our total assets and our estimated leverage costs of 3.56%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(16.4)%	(9.2)%	(2.1)%	5.1%	12.2%

Common stock total return is composed of two elements: common stock Distributions paid by us (the amount of which is largely determined by our net distributable income after paying interest or dividends on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

DIRECTORS AND OFFICERS

Our business and affairs are managed under the direction of our Board including supervision of the duties performed by our Adviser. Our Board currently consists of five directors. The Board consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board elects our officers, who serve at the Board’s discretion, and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

INVESTMENT ADVISER

KA Fund Advisors, LLC (“KAFA”) is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended, or Advisers Act. KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P. (“KACALP”), a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as James C. Baker, Richard J. Farber, Ron M. Logan, Kurt Prohl, Jody C. Meraz, Marc A. Minikes, Michael E. Schimmel and David O. Schumacher.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company since June 2004, of Kayne Anderson Energy Total Return Fund since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was Managing Director and Global Head of Energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $2 billion in assets in MLPs and Midstream Companies and other Kayne Anderson Funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chairman of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming

Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President and Chief Executive Officer for Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in the Midstream/Energy sector. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for trading and hedging, and serves as Portfolio Manager for arbitrage strategies. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. Mr. Farber also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, Mr. Farber received his MBA degree in Finance from UCLA’s Anderson School of Management.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the MLP industry. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Ron M. Logan, Jr. is a Managing Director of Kayne Anderson and Senior Vice President of Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.

Kurt Prohl is a Managing Director of Kayne Anderson. Prior to joining Kayne Anderson in 2007, Mr. Prohl was a Vice President in the energy investment banking group at BMO Capital Markets. At BMO, he focused on securities underwriting and mergers and acquisitions across the energy sector, including the MLP industry. Prior to joining BMO in 2005, Mr. Prohl was a Director in the energy investment banking group at UBS Securities LLC and Paine Webber Incorporated, focusing on the MLP industry. He began his finance career with the IBM Credit Corporation in 1989. Mr. Prohl earned a BA degree in both Business and Political Science from Lafayette College in 1989 and an MBA degree from the Amos Tuck School at Dartmouth College in 1996.

Jody C. Meraz is a research analyst for Kayne Anderson. He is responsible for providing research coverage and analytical support in the MLP industry. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Marc A. Minikes is a research analyst for Kayne Anderson. He is responsible for providing research coverage of the utility industry and marine transportation industry. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a BA degree in History from the University of Michigan in 1992, an MA degree in Latin American Studies from the University of California at Los Angeles in 1996 and an MBA degree in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.

Michael E. Schimmel is a research analyst for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for several industries. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and convertible bond trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield credit analyst at Trust Company of the West, where he followed several industries, including industrials and cyclicals. Mr. Schimmel earned a BA degree in Economics from Pomona College in 1993 and an MBA degree from the UCLA Anderson School of Management in 2001.

David O. Schumacher is a research analyst for Kayne Anderson. He is responsible for providing high-yield security analysis. Prior to joining Kayne Anderson in 2007, Mr. Schumacher was a high-yield analyst at Trust Company of the West following the chemical, refining, paper/packaging, industrial and service industries. From 2003 to 2005, he worked as a high-yield analyst at Caywood-Scholl Capital Management, a San Diego based high-yield bond manager. Mr. Schumacher earned a BA degree in Public Policy Analysis and Chemistry at Pomona College in 1994 and an MBA degree from the UCLA Anderson School of Management in 2003.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “- Investment Management Agreement” below.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement, or the Investment Management Agreement, between us and our Adviser, we have agreed to pay our Adviser a management fee, computed and paid monthly at an annual rate of 1.25% of our average monthly total assets. During the first year of our investment activities following this offering, our Adviser has contractually agreed to waive or reimburse us for fees in an amount equal on an annual basis to 0.25% of our average monthly total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments), minus the sum of our accrued and unpaid Distributions on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us). Liabilities associated with Leverage Instruments include the principal amount of any debt that we issue, the liquidation value of any outstanding preferred stock, and other liabilities such as short positions and put or call options held or written by us.

In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson) and expenses related to directors meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with our Leverage Instruments, expenses of independent auditors, marketing and certain advertising expenses, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement has a term ending on the second anniversary of this offering and may be continued from year to year, so long as its continuation is approved at least annually by our directors, including a majority of Independent Directors, or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment to a party other than an affiliate of the Adviser.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. In this regard, if we use leverage in an amount equal to 30% of our total assets, the management fee payable to our Adviser would be 1.79% (before giving effect to any management fee waiver) of our net assets attributable to common stock. See “Fees and Expenses.”

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser will be provided in our initial stockholders report for the fiscal year ended November 30, 2010. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

NET ASSET VALUE

We will determine our net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and make our net asset value available for publication monthly. We currently anticipate calculating our net asset value and making it available on our website, www.kaynefunds.com, on a weekly basis. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions), less all of our liabilities (including accrued expenses, Distributions payable, and any Indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

Publicly traded securities with a readily available market price listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trade on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, we may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Exchange traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

We may hold a substantial amount of securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by us for which, in the judgment of our Adviser, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of our Adviser is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

➢	Investment Team Valuation. The applicable investments are initially valued by our Adviser’s investment professionals responsible for the portfolio investments.

➢	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of our Adviser. Such valuations generally are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and stand for intervening periods of time.

➢	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by our Adviser, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of our Adviser is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of our Adviser, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

➢	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

➢	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by our Adviser and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, our Adviser may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized stock consists of 200,000,000 shares of common stock, $0.001 par value per share, all of which is initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. Our common stock has been approved for listing on the NYSE under the symbol “KMF”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock, from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest.

COMMON STOCK

General.  All common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive Distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of Distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.  Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

➢	market conditions;

➢	the timing of our investments;

➢	the securities comprising our portfolio;

➢	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

➢	the amount and timing of the use of Leverage Instruments by us;

➢	the effects of leverage on our common stock (discussed above under “Use of Leverage”);

➢	the timing of the investment of proceeds from this offering and proceeds from Leverage Instruments; and

➢	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on our common stock.

Limitations on Distributions.  If any shares of preferred stock are outstanding, holders of common stock or other shares of stock will not be entitled to receive any Distributions from us unless (1) we have paid all accumulated dividends on the preferred stock, (2) we have redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred stock, (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200%, (4) the assets in our portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions and (5) there is no event of default existing under the terms of any borrowings, in each case, after giving effect to such Distributions. See “Use of Leverage.”

So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any Distributions from us unless (1) there is no event of default existing under the terms of such Indebtedness, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding Indebtedness would be at least 300% and (3) the assets in our portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions.

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock.

Voting Rights.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, a director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, provided that holders of preferred stock, if any are outstanding, have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.  The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirements of the 1940 Act.

PREFERRED STOCK

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued. We may elect to issue preferred stock as part of our leverage strategy.

Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors.  Under our Charter, upon the closing of this offering, our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The term of the first class will expire in 2011; terms of the second and third classes will expire in 2012 and 2013, respectively, and when their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies . A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.  Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of a director will be required to elect each director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.  Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that a special meeting has been called for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter provides that (1) our liquidation or dissolution, or any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law, (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors, (3) any amendment to our Charter that would convert us from a closed-end investment company to an open-end investment company or otherwise make our common stock a redeemable security and (4) any amendment to certain provisions of our Charter, including the provisions relating to the number, qualifications, classification, election and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the stockholders required by applicable law. The “Continuing Directors” are defined in our charter as (i) our current Directors (ii) those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board and (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then on the Board.

OUR STRUCTURE; COMMON STOCK REPURCHASES AND CHANGE IN OUR STRUCTURE

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of Distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount (if such discount exists). Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with this initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

REPURCHASE OF COMMON STOCK AND TENDER OFFERS

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with our Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Indebtedness, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Indebtedness would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any Leverage Instruments outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

POSSIBLE CONVERSION TO OPEN-END FUND STATUS

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least two-thirds of our Continuing Directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

This section and the discussion in our SAI is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

➢	a citizen or individual resident of the United States;

➢	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

➢	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

➢	a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

QUALIFICATION AS A RIC

We intend to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as we qualify, we (but not our stockholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified.

The Income Test.  At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for Federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests.  We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in (a) the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (b) the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnerships. We refer to these tests as the “Diversification Tests.”

The Annual Distribution Requirement.  Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any distributions that we declare after the end of our taxable year. Such distributions must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A Distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such Distributions paid during January of the following year will be deemed to be received on December 31 of the year the Distributions are declared, rather than when the Distributions are received.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a Distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Investments by us in certain “passive foreign investment companies” (“PFICs”) could subject us to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making Distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed above applicable to qualified dividend income.

Equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries and other expenses.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, we are not permitted to make Distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Stock.” Moreover, our ability to dispose of assets to meet our Distribution requirements may be limited by other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (which is generally our net long- term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010, if the Distributions are attributable to common stock held by the U.S. stockholder for more than one year. To the extent that Distributions paid by us are attributable to dividends received by us from corporations, our Distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2010.

Under the DRIP, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” Any Distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount of the reinvested Distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the stockholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2010) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum federal income tax rate on the net capital gain of individual U.S. stockholders is currently scheduled to increase to 20% for taxable years beginning after December 31, 2010. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. To the extent that Distributions paid by us are attributable to dividends received by us from corporations, dividends distributed by us may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2010.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable Distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Recently-enacted legislation requires certain U.S. stockholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of stock for taxable years beginning after December 31, 2012. U.S. stockholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of our common stock.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. stockholder. In such latter case, the Distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States, or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on your sale of our common stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock and your holding period for such common stock and you held more than 5% of our common stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the DRIP, a Non-U.S. stockholder can have all cash Distributions automatically reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently-enacted legislation generally imposes a U.S. withholding tax of 30% on payments to certain foreign entities, after December 31, 2012, of U.S.-source dividends and the gross proceeds from dispositions of stock that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. stockholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common stock.

FAILURE TO QUALIFY AS A RIC

If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as an ordinary corporation and Distributions from earnings and profits (as determined under U.S. federal income tax principles) to our stockholders would not be deductible by us in computing our taxable income. In such case, under current law Distributions to our stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate stockholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining Distributions would be treated as a capital gain. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment.

Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

TAX RISKS

Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors—Tax Risks.”

UNDERWRITING

UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC are acting as joint book-running managers of the offering and as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriters	Number of shares

UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Wells Fargo Securities, LLC
Ameriprise Financial Services, Inc.
Robert W. Baird & Co. Incorporated
Barclays Capital Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Madison Williams & Company LLC
Morgan Keegan & Company, Inc.
Wunderlich Securities, Inc.

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of common stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

Our common stock is offered subject to a number of conditions, including:

➢	receipt and acceptance of our common stock by the underwriters; and

➢	the underwriters’ right to reject orders in whole or in part.

We and Kayne Anderson have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

OVER-ALLOTMENT OPTION

We have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to           additional shares of common stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter will be obligated to purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

COMMISSIONS AND DISCOUNTS

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a

concession not to exceed $        per share. The underwriters may allow, and dealers may re-allow, a concession not to exceed $        per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. The representatives have advised us that the underwriters do not intend sales to discretionary accounts to exceed five percent of the total number of shares of our common stock offered by them.

The following table shows the sales load that we will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

	Paid by us
	No exercise		Full exercise

Per Share		$1.125		$1.125
Total	$		$

We estimate that we will incur approximately $        in offering expenses in connection with this offering, which represents $0.05 per share. Our Adviser has agreed to pay all organizational expenses and the amount by which the aggregate of all our offering costs (other than sales load) exceeds $0.05 per share.

The sales load and underwriting discount is equal to 4.5% of the initial offering price. Investors must pay for their shares on or before     , 2010.

NO SALES OF SIMILAR SECURITIES

Certain officers of Kayne Anderson, including all of our officers, and certain of our directors, are expected to purchase approximately $      of our common stock at the public offering price in this offering. We, Kayne Anderson and certain officers of Kayne Anderson, including all of our officers, and certain of our directors, who purchase shares of common stock in this offering have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of the representatives, dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock. The representatives in their sole discretion may release any of the securities subject to this lock-up agreement at any time without notice. In the event that either (x) during the last 17 days of the 180-day period referred to above, we issue an earnings release or a press release announcing a significant event or (y) prior to the expiration of such 180 days, we announce that we will release earnings or issue a press release announcing a significant event during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings or the press release.

NYSE LISTING

Our common stock has been approved for listing on the NYSE subject to notice of issuance, under the symbol “KMF”. In order to meet the requirements for listing on that exchange, the underwriters have undertaken to sell a minimum number of shares of common stock to a minimum number of beneficial owners as required by that exchange. The minimum investment requirement is 100 shares of common stock.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representatives. We cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our common stock will develop and continue after this offering.

PRICE STABILIZATION, SHORT POSITIONS

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

➢	stabilizing transactions;

➢	short sales;

➢	purchases to cover positions created by short sales;

➢	imposition of penalty bids; and

➢	syndicate covering transactions

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering.

Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

The underwriters may close out any naked short sale position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discounts and commissions received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the NYSE or in the over-the-counter market, or otherwise.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, if commenced, will not be discontinued without notice.

AFFILIATIONS

The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.

KA Associates, Inc., an affiliate of ours and Kayne Anderson, may be a member of the selling group for this offering.

ELECTRONIC DELIVERY

A prospectus in electronic format may be made available by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

The respective addresses of the representatives are UBS Securities LLC, 299 Park Avenue, New York, NY 10171; Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036;

Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013; Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036; and Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152.

ADDITIONAL COMPENSATION TO BE PAID BY OUR ADVISER

Our Adviser (and not us) has agreed to pay, from its own resources, upfront structuring fees to UBS Securities LLC in the amount of $     , Merrill Lynch, Pierce, Fenner & Smith Incorporated in the amount of $     , Citigroup Global Markets Inc. in the amount of $     , Morgan Stanley & Co. Incorporated in the amount of $     , and Wells Fargo Securities, LLC in the amount of $     . In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the structuring fee will be paid by our Adviser for advice to our Adviser relating to the structure, design and organization of the Fund. These services are unrelated to our Adviser’s function of advising us as to its investments in securities or use of investment strategies and investment techniques.

The total amount of these additional compensation payments by our Adviser will not exceed 1.35% of the total price to the public of our common stock sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of our common stock, including sales loads and all forms of additional compensation to underwriters, will be limited to    % of the total price to the public of our common stock sold in this offering.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

American Stock Transfer & Trust Company, or AST, acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC, or Ultimus, the Administrator, provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

JPMorgan Chase Bank, N.A. is the custodian of our common stock and other assets. JPMorgan Chase Bank, N.A. is located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254.

Ultimus is also our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL MATTERS

Certain legal matters in connection with the common stock offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, or Paul Hastings, Los Angeles, California and for the underwriters by Sidley Austin LLP, New York, New York. Paul Hastings and Sidley Austin LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

Until          , 2010 (25 days after the date of this prospectus) all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

                Shares

Common Stock

PROSPECTUS

               , 2010

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to completion, dated November 23, 2010
KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION
     Kayne Anderson Midstream/Energy Fund, Inc. (referred to herein as the “Fund” or “we,” “our” or “us”, a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC, (referred to herein as “KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”).
     This Statement of Additional Information (the “SAI”) relating to the offering of our common stock does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated     , 2010. This SAI does not include all information that a prospective investor should consider before purchasing any of our common stock. Investors should obtain and read our prospectus prior to purchasing any of our securities. A copy of our prospectus may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s website (www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.
     This SAI is dated      , 2010.

GLOSSARY OF KEY TERMS
     This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this SAI. These definitions may not correspond to standard sector definitions.
     “Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.
     “Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.
     “General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
     “Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.
     “Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.
     “Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.
     “Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.
     “Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.
     “Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.
     “MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs, Other MLPs and MLP Affiliates.
     “MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.
     “Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.
     “Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

INVESTMENT OBJECTIVE
     Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to our stockholders (“Distributions”). Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.
     We seek to achieve our investment objective by investing at least 80% of our total assets in securities of companies in the Midstream/Energy Sector consisting of: (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. There can be no assurance that we will achieve our investment objective.
INVESTMENT POLICIES
     The following investment policies, along with our investment objective, are our only fundamental policies — that is, policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities:
     (1) We may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (2) We may not purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (3) We may not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Leverage” and “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage” in the prospectus.
     (4) We may not make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
     (5) We may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.
     (6) We will concentrate our investments in the Midstream/Energy Sector consisting of: (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies; and we may not concentrate our investments in any other particular “industry” as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:
     The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. Under normal market conditions:
     (1) We will invest at least 80% of our total assets in securities of companies in the Midstream/Energy Sector.
     (2) We will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common stocks, preferred stocks and convertible securities in MLPs, Midstream Companies and Other Energy Companies.

     (3) We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.
     (4) We will invest at least 50% of our total assets in securities of Midstream MLPs and Midstream Companies.
     (5) We may invest up to but not more than 10% of our total asset in securities of Other MLPs.
     (6) We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities of companies in the Midstream/Energy Sector. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 5% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.
     (7) We may invest up to but no more than 30% of our total assets in debt securities of Energy Companies. Up to but not more than 10% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in securities which are rated, at the time of investment, at least B- (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt investment.
     (8) We may invest up to but not more than 15% of our total assets in any single issuer.
     (9) We generally will seek to enhance our total returns through the use of financial leverage, which may include bank debt and other forms of borrowings and which also may include the issuance of debt and preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act.
     The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of companies in the Midstream/Energy Sector, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.
     For purposes of the temporary investment positions that we take (see “Our Investments — Our Portfolio — Temporary Defensive Position” in this SAI), and in general (unless otherwise noted) cash and cash equivalents are defined to include, without limitation, the following:
     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.
     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit we purchased may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.
OUR INVESTMENTS
Description of Midstream Assets
     Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream Assets include those used in transporting, storing, gathering, treating, processing, distributing or marketing of natural gas, natural gas liquids, oil or refined products.
     Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.
     Similarly, Midstream Assets transport crude oil by pipeline and truck from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.
     Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission or a similar state agency.
Description of MLPs
     Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships.

The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.
     Master Limited Partnerships organized as limited partnerships generally have two classes of limited partner interests — common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the Master Limited Partnership.
     Master Limited Partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such Master Limited Partnership.
     The Master Limited Partnerships in which we invest are currently classified by us as Midstream MLP and Other MLPs. As described below, we further sub-categorized into the following groups:
•	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs includes MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also includes (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

•	Other MLPs own and operate Energy Assets but are not categorized as Midstream MLPs. Other MLPs can be classified into one of the following groups:
•	Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

•	Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Master Limited Partnerships engaged in owning energy assets or providing energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as a partnership.
Description of Midstream Companies
     Midstream Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified energy companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.
Description of Energy Companies
     Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets. These companies operate Energy Assets including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.
     Energy Companies can be broadly divided into five groups:
Upstream:	Companies engaged in the exploring, developing and producing of natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in the transporting, gathering, processing, storing and delivery of natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in the refining, marketing and distributing of crude oil and refined products to end customers.

Power:	Companies engaged in the generating, transmission and distribution of electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.
For the purpose of this SAI, Other Energy Companies include all of the companies mentioned above except MLPs and Midstream Companies.
Our Portfolio
     At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this SAI and the prospectus.
     Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of MLPs. Also summarized below are certain features of i-shares, which represent an ownership interest issued by an MLP Affiliate.

     Common Units. Common units represent a Master Limited Partnership interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such Master Limited Partnership. We intend to purchase common units in market transactions as well as in primary issuances directly from the Master Limited Partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such Master Limited Partnership, but are subordinated to debt and preferred units in the event of a liquidation.
     Subordinated Units. Subordinated units are typically issued by Master Limited Partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the Master Limited Partnership, and outside investors such as us. We may purchase subordinated units from these persons as well as newly issued subordinated units from the Master Limited Partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.
     Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.
     General Partner Interests. General partner interests of Master Limited Partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the Master Limited Partnership, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the Master Limited Partnership. General partner interests receive cash distributions, typically 2% of the Master Limited Partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the Master Limited Partnership if the unitholders of the Master Limited Partnership choose to remove the general partner, typically with a supermajority vote by the limited partners.
     Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partnership interest and subordinated units) in the Master Limited Partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.
     I-Shares. We will directly invest in i-shares or other securities issued by MLP Affiliates. I-shares represent an ownership interest issued by an affiliated party of a Master Limited Partnership. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partnership interests in the Master Limited Partnership in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliates receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to common units.
     The MLP Affiliate issuing the i-shares is structured as a corporation for federal income tax purposes and is not treated as a partnership for federal income tax purposes. The two existing i-shares are traded on the NYSE.
     Equity Securities of Midstream Companies and Other Energy Companies. Equity securities of Midstream Companies and Other Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. We intend to invest in equity securities of Midstream Companies primarily through market transactions as well as primary issuances directly from such Companies or other parties in private placements.
     Securities of Private Midstream Partnership and Private Midstream Companies. Our investments in the equity securities of private Midstream Partnerships and private Midstream Companies will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years. We expect that such companies will typically be partnerships structured like Master Limited Partnerships. Our investments will typically be common units and subordinated units of such entity.
     Debt Securities of Energy Companies. The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Up to but no more than 10% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in debt securities which are rated, at the time of investment at least B- (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt instrument. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.
     Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. Kayne Anderson will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Debt Securities Risks” in our prospectus.
     Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our t assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.
Our Use of Derivatives, Options and Hedging Strategies
Investment Practices
     Covered Calls. We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.
     Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.
     Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships and Canadian Income Trusts.

     Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in our prospectus.
     Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 40%-60%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”
     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.
     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.
     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.
     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.
     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
Legislation and Regulatory Risk
     At any time after the date of the prospectus and SAI, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.
MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The directors who are not “interested persons” of our Adviser or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”
     Under our Charter, upon the closing of this offering, our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The term of the first class will expire in 2011; terms of the second and third classes will expire in 2012 and 2013, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
•	Our class I director will be Kevin S. McCarthy and his term will expire at the annual meeting of stockholders to be held in 2011.

•	Our class II directors will be Barry R. Pearl and William L. Thacker and their term will expire at the annual meeting of stockholders to be held in 2012.

•	Our class III directors will be William R. Cordes and Albert L. Richey and their term will expire at the annual meeting of stockholders to be held in 2013.
     None of our Independent Directors or any of their immediate family members, has ever been a director, officer or employee of our Adviser or its affiliates. We have no employees. Our officers are compensated by our Adviser
     The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 717 Texas Avenue, Suite 3100, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Development Company (“KED”), a closed-end investment company registered under the 1940 Act that is advised by KAFA.
Independent Directors

Number of
				Portfolios in Fund	Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During Past Five	Complex Overseen by	Held by Director During the Past Five
(Year Born)	With Registrant	Term of Service	Years	Director(1)	Years
William R. Cordes (born 1948)	Director	3-year term (until 2013 Annual Meeting of Stockholders)	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, LP from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current:
					•	KED
					•	Boardwalk Pipeline Partners, LP (Midstream MLP) (1)
Prior:
					•	Northern Border Partners, L.P. (Midstream MLP) (2)
					•	Interstate Natural Gas Association of America

Barry R. Pearl (born 1949)	Director	2-year term (until 2012 Annual Meeting of Stockholders)	Executive Vice President of Kealine, LLC, (and its affiliate WesPac Energy LLC), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), which is the general partner of TEPPCO Partners, L.P., from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	2	Current:
					•	KED
					•	Targa Resources Partners LP (Midstream MLP) (3)
					•	Magellan Midstream Partners, L.P. (Midstream MLP) (4)
Prior:
					•	Seaspan Corporation (containership chartering)
					•	TEPPCO Partners, L.P. (Midstream MLP) (5)

Albert L. Richey (born 1949)	Director	3-year term (until 2013 Annual Meeting of Stockholders)	Vice President of Anadarko Petroleum Corporation since December 2008; Vice President of Corporate Development from December 2005 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	Current:
					•	KED
					•	Boys & Girls Clubs of Houston
					•	Boy Scouts of America

William L. Thacker (born 1945)	Director	2-year term (until 2012 Annual Meeting of Stockholders)	Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	2	Current:
					• •	KED Copano Energy, L.L.C. (Midstream MLP)
Mirant Corporation (electricity generation and sales)
Prior:
					•	Pacific Energy Partners, L.P. (Midstream MLP) (6)

(1)  Mr. Cordes serves on the board of directors of an affiliate of Boardwalk Pipeline Partners, LP, which has the authority to manage Boardwalk Pipeline Partners, LP’s operations and activities.
(2)  Mr. Cordes served on Northern Border Partners, L.P.’s partnership policy committee, which managed Northern Border Partners, L.P.’s operations and activities.
(3)  Mr. Pearl serves on the board of directors of Targa Resources Partners LP’s general partner, which has the authority to manage Targa Resources Partners LP’s operations and activities.
(4)  Mr. Pearl serves on the board of directors of Magellan Midstream Partners, L.P.’s general partner, which has the authority to manage Magellan Midstream Partners, L.P.’s operations and activities.
(5)  Mr. Pearl served on the board of directors of TEPPCO Partners, L.P.’s general partner, which had the authority to manage TEPPCO Partners, L.P.’s operations and activities.
(6)  Mr. Thacker served on the board of directors of an affiliate of Pacific Energy Partners L.P., which had the authority to manage Pacific Energy Partners L.P.’s operations and activities.

Interested Director

				Number of	Other Directorships
				Portfolios in Fund	Held by
Name	Position(s) Held	Term of Office/	Principal Occupations During	Complex Overseen by	Director During the
(Year Born)	with Registrant	Time of Service	the Past Five Years	Director(1)	Past Five Years
Kevin S. McCarthy (born 1959) (2)	Chairman, Chief Executive Officer and President	1-year term as a director (until the 2011 Annual Meeting of Stockholders) elected annually as an officer/served in each capacity since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President, Chief Executive Officer and Co-Portfolio Manager of Kayne Anderson MLP Investment Company (“KYN”), Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) and KED since inception (KYN inception in 2004, KYE inception in 2005 and KED inception in 2006). Managing Director and Global Head of Energy at UBS Securities LLC from January 2001 to May 2004.	4	Current: • KYN • KYE • KED • Range Resources Corporation (oil and natural gas company)

• International Resource Partners LP (coal mining)

• Direct Fuel Partners, L.P. (transmix refining and fuels distribution)

• ProPetro Services, Inc. (oil field services)

• K-Sea Transportation Partners LP (shipping MLP) (3)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered Investment Companies advised by our Adviser and, as a result, as of the date of this prospectus, the Fund Complex included the Fund, KYN, KYE and KED.

(2)	Mr. McCarthy is an “interested person” by virtue of his employment relationship with KAFA, our investment adviser.

(3)	Mr. McCarthy serves on the board of directors of an affiliate of K-Sea Transportation Partners LP, which has the authority to direct K-Sea Transportation Partners LP’s operations and activities.
Officers

Other Directorships
Held by
Name	Position(s) Held	Term of Office/	Principal Occupations During	Officer During the
(Year Born)	with Registrant	Time of Service	the Past Five Years	Past Five Years
Kevin S. McCarthy (born 1959)	Chairman, Chief Executive Officer and President	Elected annually/served in each capacity since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President, Chief Executive Officer and Co-Portfolio Manager of KYN, KYE and KED since inception (KYN inception in 2004, KYE inception in 2005 and KED inception in 2006). Managing Director and Global Head of Energy at UBS Securities LLC from January 2001 to May 2004.	Current: • KYN • KYE • KED • Range Resources Corporation (oil and natural gas company)

• International Resource Partners LP (coal mining)

• Direct Fuel Partners, L.P. (transmix refining and fuels distribution)

• ProPetro Services, Inc. (oil field services)

• K-Sea Transportation Partners LP (shipping MLP) (1)

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served in each capacity since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004, of KYE since 2005 and of KED since 2006.	None

Other Directorships
Held by
Name	Position(s) Held	Term of Office/	Principal Occupations During	Officer During the
(Year Born)	with Registrant	Time of Service	the Past Five Years	Past Five Years
Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served in each capacity since inception	Chief Financial Officer and Treasurer of KYN and KYE since December 2005 and of KED since June 2006. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served in each capacity since inception	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP from 2000 to 2004. Portfolio Manager of KACALP since 2000, Co-Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004, of KYE since 2005 and of KED since 2006. Executive Vice President of KYN, KYE and KED since June 2008.	None

James C. Baker (born 1972)	Executive Vice President	Elected annually/served in each capacity since inception	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN from 2004 to 2008, of KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	• ProPetro Services, Inc. (oilfield services) and • Petris Technology, Inc. (data management for energy companies) • K-Sea Transportation Partners LP (shipping MLP)(1)

(1)	Mr. McCarthy and Mr. Baker serve on the board of directors of an affiliate of K-Sea Transportation Partners LP, which has the authority to manage K-Sea Transportation Partners LP’s operations and activities.
Committees of the Board of Directors
     Our Board of Directors has three standing committees: the Nominating Committee, the Valuation Committee and the Audit Committee.
     The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. William R. Cordes, Barry R. Pearl, Albert L. Richey and William L. Thacker are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 717 Texas Avenue, Suite 3100, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.
     The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Barry R. Pearl, Albert L. Richey, William L. Thacker and Kevin S. McCarthy are members of the Valuation Committee.
     The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Directors approval). William R. Cordes, Barry R. Pearl, Albert L. Richey and William L. Thacker serve on the Audit Committee.
Director Compensation
     Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees. Additionally, the Chairman of the Audit Committee receives a $5,000 annual retainer for serving in such capacity.
     The following table sets forth estimated compensation to be paid by us to the Independent Directors during our first full fiscal year after commencement of operations. We have no retirement or pension plans.

		Total Compensation
	Aggregate	from
	Compensation	Us and Fund
Name of Director	from Us	Complex(1)
William R. Cordes	$46,500	$117,500
Barry R. Pearl	$47,500	$119,500
Albert L. Richey	$47,500	$114,500
William L. Thacker	$47,500	$118,500

(1)	The Independent Directors also oversee KED.

Security Ownership of Management
     The following table sets forth the dollar range of our equity securities beneficially owned by our directors and equity securities in other investment companies overseen by the directors within the same family of investment companies beneficially owned by our directors as of November 30, 2009.

Aggregate Dollar Range of
	Dollar Range(1) of	Equity Securities in All Registered
	Our Equity Securities	Investment Companies(2),(3) Overseen by
Name of Director	Owned by Director	Director in Fund Complex
Independent Directors
William R. Cordes	None	$10,001 – $50,000
Barry R. Pearl	None	$50,001 – $100,000
Albert L. Richey	None	Over $100,000
William L. Thacker	None	Over $100,000
Interested Director
Kevin S. McCarthy	None	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	All Directors also serve as directors of KED, a closed-end investment company managed by our Adviser.

(3)	Mr. McCarthy also oversees KYE and KYN, each a closed-end investment company managed by our Adviser.
Information about Each Director’s Qualifications, Experience, Attributes or Skills
     The Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operation and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.
     In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests.
     Kevin S. McCarthy. Mr. McCarthy is our Chairman, President and Chief Executive Officer. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently Managing Director and Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE, KED and KYN, he is also on the board of directors of Range Resources Corporation, International Resource Partners LP, Pro Petro Services, Inc., Direct Fuel Partners, L.P. and an affiliate of K-Sea Transportation Partners LP that has the authority to manage K-Sea Transportation Partners LP’s operations and activities. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Fund and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.
William R. Cordes. Mr. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company, Transwestern Pipeline Company and Northern Border Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes currently serves on the Board of Directors of KED, where he serves as Chairman of the Audit Committee and as a member of the Nominating, Corporate Governance and Compensation Committee. Mr. Cordes also currently serves on the Board of Directors and Audit and Conflicts Committee of an affiliate of Boardwalk Pipeline Partners, LP that has the authority to manage Boardwalk Pipeline Partners, LP’s operations and activities. Mr. Cordes has previously served on the board of the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allow him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.
Barry R. Pearl. Mr. Pearl is Executive Vice President of Kealine LLC (and its affiliate WesPac Energy LLC), a private developer and operator of petroleum infrastructure facilities. Mr. Pearl is a member of the Board of Directors of KED, where he serves as a member of the Nominating, Corporate Governance and Compensation Committee and the Valuation Committee. Mr. Pearl is also a member of the Board of Directors of Targa Resources GP LLC (which is the general partner of Targa Resources Partners LP), where he serves as Chairman of the Audit and Conflicts Committees, and a member of the Board of Directors of Magellan GP, LLC (which is the general partner of Magellan Midstream Partners, L.P.), where he serves as a member of the Audit Committee. From 2006 to 2010, Mr. Pearl was a member of the Board of Directors of Seaspan Corporation. Mr. Pearl was elected President of TEPPCO in February 2001 and Chief Executive Officer and Director in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipelines, Inc. (which is the general partner of Santa Fe Pacific Pipeline Partners, L.P.) from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is a former Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.
Albert L. Richey. Mr. Richey is a Vice President at Anadarko Petroleum Corporation. From 2005 through 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Mr. Richey currently serves as a member of the Board of Directors of KED, where he serves on the Nominating, Corporate Governance and Compensation Committee, the Valuation Committee and the Auditing Committee. He also serves as a member of the Board of Directors for the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.
William L. Thacker. Mr. Thacker is a member of the Board of Directors of KED, where he serves on the on the Nominating, Corporate Governance and Compensation Committee, the Valuation Committee and the Auditing Committee. Mr. Thacker is a also member of the Board of Directors of Copano Energy, L.L.C., where he serves as Chairman of the Board of Directors and as a member of the Compensation and Nominating and Governance Committees, and is a member of the Board of Directors of Mirant Corporation where he serves as Chairman of the Compensation Committee. From April 2004 until November 2006 he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined TEPPCO in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer of TEPPCO in January 1994. In March 1997, he was named to the additional position of Chairman of the Board of TEPPCO, which he held until his retirement in May 2002. Prior to joining TEPPCO, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board many years of experience as a board member of several publicly traded energy companies.

Board Leadership Structure
     Our business and affairs are managed under the direction of its Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Fund, approve the appointment of the Fund’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Fund’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Fund.
     The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.”
As part of each regular Board meeting, the Independent Directors meet separately from our Adviser and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.
     Under the Fund’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its stockholders.
     Presently, Mr. McCarthy serves as Chairman of the Board, Chief Executive Officer and President. Mr. McCarthy is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his employment relationship with our Adviser. The Fund believes that Mr. McCarthy’s history with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for the Fund at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Fund’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.
     The Fund’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Fund’s Board of Directors, and are closely involved in all material deliberations related to the Fund. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Fund and its stockholders.
Board Role in Risk Oversight
     The Board oversees the services provided by our Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund and our Adviser to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.
     The Fund believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund or Kayne Anderson, its affiliates or other service providers.
CONTROL PERSONS
     A control person is a person who beneficially owns more than 25% of the voting securities of a company. Our Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole stockholder of the Fund as of the date of this prospectus. However, it is anticipated that our Adviser will no longer be a control person once the offering is completed.
INVESTMENT ADVISER
     Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. Our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.
     Our Adviser provides services pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misconduct, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.
     In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson) and expenses related to directors’ meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with our Leverage Instruments, expenses of independent auditors, marketing and certain advertising expenses, expenses of personnel including those who are affiliates of our Adviser’s reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of distributions to investors.
     A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Advisor’s will be provided in our initial stockholders report. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.
CODE OF ETHICS
     We and our Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.
     Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.
     We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
PROXY VOTING PROCEDURES
     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.
     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Advisor’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in our best interest, our Adviser’s shall either (1) vote in accordance with a predetermined specific policy to the extent that Kayne Anderson’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.
     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR Database in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how Kayne Anderson voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.
     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863 (toll-free/collect), and (ii) on the SEC’s website at www.sec.gov.
     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:
•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:
•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.
PORTFOLIO MANAGER INFORMATION
     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of September 30, 2010. We pay our Adviser a management fee based on our average total assets.
     Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
Other Accounts Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of September 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled Investment
	(Excluding us)		Vehicles		Other Accounts
		Total		Total		Total
		Assets in the		Assets in the		Assets in the
	Number of	Accounts	Number of	Accounts	Number of	Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	3	$4,086	—	—	—	—
J.C. Frey	3	$4,086	—	—	2	$76

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of September 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled Investment
	(Excluding us)		Vehicles		Other Accounts
		Total		Total		Total
		Assets in the		Assets in the		Assets in the
	Number of	Accounts	Number of	Accounts	Number of	Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	—	—	1	$154	—	—
J.C. Frey	—	—	12	$1,900	2	$43
     Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from Kayne Anderson based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. McCarthy and Frey did not own any of our equity securities prior to this offering; however, through their limited partnership interests in the parent company of the Adviser, which owned all our outstanding securities as of October 18, 2010 (with a value of approximately $0.1 million), Messrs. McCarthy and Frey could be deemed to indirectly own a portion of our securities.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Directors, Kayne Anderson is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Kayne Anderson to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Kayne Anderson considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by Kayne Anderson and/or its affiliates. If approved by our Board, Kayne Anderson may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.
     Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, Kayne Anderson may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Kayne Anderson determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Kayne Anderson or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to Kayne Anderson under the Investment Management Agreement are not reduced as a result of receipt by our Adviser of research services.

     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by Kayne Anderson in servicing some or all of its accounts; not all of such services may be used by Kayne Anderson in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Kayne Anderson believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by Kayne Anderson are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.
     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.
     Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TAX MATTERS
     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.
Matters Addressed
     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.
     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
     The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.
Taxation of the Company
     We intend to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as we qualify, we (but not our stockholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified.
     The Income Test. At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for Federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

     The Diversification Tests. We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We refer to these tests as the “Diversification Tests.”
     The Annual Distribution Requirement. Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
     A Distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such Distributions paid during January of the following year will be deemed to be received on December 31 of the year the Distributions are declared, rather than when the Distributions are received.
     We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a Distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.
     Equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.
     Although we presently do not intend to do so, we are authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, we are not permitted to make Distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Stock.” Moreover, our ability to dispose of assets to meet our Distribution requirements may be limited by other requirements relating to our status as a

RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
     The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of our Investments
     Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these rules and prevent our disqualification as a RIC.
     We intend to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. We expect that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by us from such investments will qualify as “good income” for purposes of the 90% gross income test. If the MLPs in which we invest, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by us from such investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect our status as a RIC.
     The MLPs in which we intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by us from an MLP may not correspond to the amount of income allocated to us by the MLP in any given taxable year. If the amount of income allocated by an MLP to us exceeds the amount of cash received by us from such MLP, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, we may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.
     We intend to invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which we invest are treated as corporations for U.S. federal income tax purposes, the income and gain generated by us from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), we will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.
     If the Canadian income trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the consequences to us of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to us. We intend to monitor our investments in Canadian income trusts to prevent our disqualification as a RIC.
     Income received by us with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of our investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.
     Investments by us in certain “passive foreign investment companies” (“PFIC”) could subject us to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”
     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Taxation of Stockholders
     Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (which is generally our net long- term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010, if the Distributions are attributable to common stock held by the U.S. stockholder for more than one year. To the extent that Distributions paid by us are attributable to dividends received by us from corporations; our Distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2010.

     Under the DRIP, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” Any Distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount of the reinvested Distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
     Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.
     For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
     A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the stockholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.
     In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2010) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.
     We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. To the extent that Distributions paid by us are attributable to dividends received by us from corporations, dividends distributed by us may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2010.
     Recently-enacted legislation requires certain U.S. stockholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of stock for taxable years beginning after December 31, 2012. U.S. stockholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of our common stock.
     We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable Distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Taxation of Non-U.S. Stockholders
     Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
     Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. stockholder. In such latter case, the Distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
     Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States, or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on your sale of our common stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock and your holding period for such common stock and you held more than 5% of our common stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

     If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
     Under the DRIP, a Non-U.S. stockholder can have all cash Distributions automatically reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.
     A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
     Recently-enacted legislation generally imposes a U.S. withholding tax of 30% on payments to certain foreign entities, after December 31, 2012, of U.S.-source dividends and the gross proceeds from dispositions of stock that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. stockholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common stock.
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications, or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.
     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.
     Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

EXPERTS
     Our financial statement dated October 18, 2010, appearing in this SAI, has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 350 South Grand Avenue, Suite 4900, Los Angeles, California 90071.
OTHER SERVICE PROVIDERS
     JPMorgan Chase Bank, N.A., located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254, acts as our custodian. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 4524665, provides certain administrative services for us and also acts as our fund accountant providing accounting services.
REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including amendments thereto, relating to our securities offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our securities offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Kayne Anderson Midstream/Energy Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) at October 18, 2010, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Los Angeles, California
October 22, 2010

FINANCIAL STATEMENTS
KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 18, 2010

ASSETS

Cash	$100,000

Total Assets	$100,000

LIABILITIES

Accrued expenses	—

Total Liabilities	—

NET ASSETS
Common stock, $0.001 par value (4,000 shares issued and outstanding, 1,000,000 shares authorized)	$4

Paid-in capital	99,996

Total Net Assets	$100,000

NET ASSET VALUE PER SHARE	$25.00

See accompanying notes to financial statement.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENT
OCTOBER 18, 2010
1. ORGANIZATION
Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) was organized as a Maryland corporation on August 26, 2010. The Fund has not had any operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100,000 to KA Fund Advisors, LLC (“KAFA” or the “investment adviser”).
2. ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ materially from those estimates.
Cash. At October 18, 2010, cash on hand is held with one financial institution, JPMorgan Chase Bank, N.A., the custodian of the Fund. This cash balance is the seed capital contribution from KAFA to the Fund.
3. INVESTMENT MANAGEMENT AGREEMENT
The Fund has entered into an investment management agreement with KAFA under which the investment advisor, subject to the overall supervision of the Fund’s board of directors, will manage the investment and reinvestment of the assets of the Fund and will provide any and all management services necessary for the operation and conduct of the business of the Fund.
Pursuant to the investment management agreement, the Fund will pay KAFA an investment management fee equal on an annual basis to 1.25% of the Fund’s average monthly total assets. The investment management fee is payable on a monthly basis, and during the first year of the Fund’s investment activities, KAFA has contractually agreed to waive or reimburse the Fund for fees in an amount equal on an annual basis to 0.25% of the Fund’s average monthly total assets.
For purposes of calculating the investment management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds bank debt, other forms of borrowings and the issuance of debt and preferred stock (collectively “Leverage Instruments”)), minus the sum of the Fund’s accrued and unpaid dividends and distributions on its common stock and accrued and unpaid dividends on its preferred stock and accrued liabilities (other than liabilities associated with leverage used by the Fund).
Liabilities associated with leverage include the principal amount of any borrowings, other forms of borrowings or notes issued by the Fund, the liquidation preference of the Fund’s outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Fund.
4. ORGANIZATIONAL AND OFFERING EXPENSES
A portion of the net proceeds of the initial public offering of the Fund will be used for offering expenses of approximately $1,000,000. The actual number of shares sold in the initial public offering will affect the associated offing costs and may differ significantly from the above estimates. Offering costs incurred in connection with the sale of shares and common stock will be charged to paid-in capital when the shares are issued. In the event the public offering does not occur, KAFA will be responsible for the offering costs. KAFA has agreed to pay the costs related to the Fund’s formation. KAFA has also agreed to pay certain offering costs to the extent they exceed an amount per share to be determined based on the number of shares sold in the initial public offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund’s initial public offering.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENT
OCTOBER 18, 2010
5. FEDERAL INCOME TAXES
The Fund intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies, it (but not the stockholders of the Fund) will not be subject to federal income tax on the part of the Fund’s net ordinary income and net realized capital gains that the Fund distributes to its stockholders. To qualify as a RIC for federal income tax purposes, the Fund must meet three key tests in so far as income, diversification of holdings and annual distributions, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, which would allow the Fund to remain qualified.
6. SUBSEQUENT EVENT
Effective October 21, 2010, the Fund amended its Articles of Incorporation filed with the state of Maryland to, among other items, authorize the Fund to issue up to 200,000,000 shares of common stock from 1,000,000 shares of common stock.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
PART C — Other Information
Item 25. Financial Statements and Exhibits
(1)	Financial Statements
Part A	None

Part B	Financial statements dated October 18, 2010, notes thereto and the report the Independent Registered Public Accounting Firm dated October 22, 2010

(2)	Exhibits
(a)(1)	Articles of Incorporation dated August 26, 2010(1)

(a)(2)	Articles of Amendment and Restatement dated October 21, 2010(1)

(b)(1)	Bylaws (1)

(b)(2)	Amended and Restated Bylaws (1)

(c)	Voting Trust Agreement — Not Applicable

(d)(1)	Articles IV, V and VI of Registrant’s Articles of Amendment and Restatement are incorporated by reference herein.

(d)(2)	Form of Common Share Certificate(1)

(e)	Distribution Reinvestment Plan(1)

(f)	Long-Term Debt Instruments — Not Applicable

(g)	Investment Management Agreement between Registrant and KA Fund Advisors, LLC(1)

(h)(1)	Form of Underwriting Agreement(1)

(h)(2)	Form of Master Agreement Among Underwriters(1)

(h)(3)	Form of Master Selected Dealer Agreement(1)

(i)	Bonus, Profit Sharing, Pension Plan re: Directors and Officers — Not Applicable

(j)(1)	Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A.(1)

(j)(2)	Special Custody Account Agreement by and among Registrant, JPMorgan Chase Bank, N.A. and J.P. Morgan Clearing Corp.(1)

(k)(1)	Certificate of Appointment of American Stock Transfer & Trust Company by Registrant(1)

(k)(2)	Administration Agreement between Registrant and Ultimus Fund Solutions, LLC(1)

(k)(3)	Fund Accounting Agreement between Registrant and Ultimus Fund Solutions, LLC(1)

(l)	Opinion and Consent of Venable LLP(2)

(m)	Certain Consents — Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Omitted Financial Statements — Not Applicable

(p)	Subscription Agreement between KA Fund Advisors, LLC and Registrant(1)

(q)	Model Retirement Plans — Not Applicable

(r)(1)	Code of Ethics of Registrant(1)

(r)(2)	Code of Conduct of KA Fund Advisors, LLC(1)

(s)	Powers of Attorney(2)

(1)	Previously Filed.

(2)	Filed Herewith.
Item 26. Marketing Arrangements
     Reference is made to (i) the form of Underwriting Agreement, the form of Master Agreement Among Underwriters and the form of Master Selected Dealer Agreement filed as Exhibit (h)(1), Exhibit (h)(2) and Exhibit (h)(3), respectively, to this Registration Statement, and (ii) the section in the prospectus which forms a part of this Registration Statement entitled “Underwriting” (Part A of the Registration Statement).
Item 27. Other Expenses and Distribution
     The following table sets forth all expenses, other than underwriting discounts and commissions, to be incurred in connection with the offering described in this Registration Statement. All the amounts shown are estimates except for the SEC registration fee, the FINRA fee, and the NYSE listing fee.

Securities and Exchange Commission registration fee	$42,780
Printing and engraving expenses	$425,000
FINRA fee	$60,500
NYSE listing fees	$40,000
Accounting Fees and Expenses	$25,000
Legal fees and expenses	$600,000
Miscellaneous fees and expenses	$221,720
Total	$1,415,000

KAFA has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs exceeds $0.05 per share. Based on an offering of 24 million shares, $215,000 of the total above would be paid by KAFA.
Item 28. Persons Controlled by or Under Common Control
     None
Item 29. Number of Holders of Securities

Number of
Title of Class	Record Holders
Common Stock, $0.001 par value per share	1

Item 30. Indemnification
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     The Registrant’s Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Registrant to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

     The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.
     Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for the Registrant’s Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
     The information in the SAI under the caption “Management — Directors and Officers” is hereby incorporated by reference.
     Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-67089), incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.
Item 32. Location of Accounts and Records
     The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     1. Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not Applicable.
     3. Not Applicable.

     4. Not Applicable.
     5. Registrant undertakes that:
     (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
     (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 3 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 23rd day of November, 2010.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
By:	/s/ KEVIN S. MCCARTHY*
Kevin S. McCarthy
	Title:	Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 3 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. MCCARTHY*	Chairman of the Board, Chief Executive Officer and President	November 23, 2010
Kevin S. McCarthy	(Principal Executive Officer)

/s/ TERRY A. HART*	Chief Financial Officer and Treasurer	November 23, 2010
Terry A. Hart	(Principal Financial and Accounting Officer)

/s/ WILLIAM R. CORDES*	Director	November 23, 2010
William R. Cordes

/s/ BARRY R. PEARL*	Director	November 23, 2010
Barry R. Pearl

/s/ ALBERT L. RICHEY*	Director	November 23, 2010
Albert L. Richey

/s/ WILLIAM L. THACKER*	Director	November 23, 2010
William L. Thacker

* By /s/ DAVID A. HEARTH	Attorney-in-Fact (Pursuant to a Power of	November 23, 2010
David A. Hearth	Attorney filed herewith)

INDEX TO EXHIBITS
Exhibits
(a)(1)	Articles of Incorporation dated August 26, 2010(1)

(a)(2)	Articles of Amendment and Restatement dated October 21, 2010(1)

(b)(1)	Bylaws (1)

(b)(2)	Amended and Restated Bylaws (1)

(c)	Voting Trust Agreement — Not Applicable

(d)(1)	Articles IV, V and VI of Registrant’s Articles of Amendment and Restatement are incorporated by reference herein.

(d)(2)	Form of Common Share Certificate(1)

(e)	Distribution Reinvestment Plan(1)

(f)	Long-Term Debt Instruments — Not Applicable

(g)	Investment Management Agreement between Registrant and KA Fund Advisors, LLC(1)

(h)(1)	Form of Underwriting Agreement(1)

(h)(2)	Form of Master Agreement Among Underwriters(1)

(h)(3)	Form of Master Selected Dealer Agreement(1)

(i)	Bonus, Profit Sharing, Pension Plan re: Directors and Officers — Not Applicable

(j)(1)	Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A.(1)

(j)(2)	Special Custody Agreement by and among Registrant, JPMorgan Chase Bank, N.A. and J.P. Morgan Clearing Corp.(1)

(k)(1)	Certificate of Appointment of American Stock Transfer & Trust Company by Registrant(1)

(k)(2)	Administration Agreement between Registrant and Ultimus Fund Solutions, LLC(1)

(k)(3)	Fund Accounting Agreement between Registrant and Ultimus Fund Solutions, LLC(1)

(l)	Opinion and Consent of Venable LLP(2)

(m)	Certain Consents — Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Omitted Financial Statements — Not Applicable

(p)	Subscription Agreement between KA Fund Advisors, LLC and Registrant(1)
(q)	Model Retirement Plans — Not Applicable

(r)(1)	Code of Ethics of Registrant(1)

(r)(2)	Code of Conduct of KA Fund Advisors, LLC(1)

(s)	Powers of Attorney(2)

(1)	Previously Filed.

(2)	Filed Herewith.